                                                               January 12, 2006

TO THE SHAREHOLDER:

For the quarter ended December 31, 2005, the Fund had a Net Asset Value of $19.78 per share. This represents a 3.2% decrease from $20.46 per share at September 30, 2005. On December 31, 2005, the Fund's closing price on the New York Stock Exchange was $17.31 per share, representing a 12.48% discount to Net Asset Value per share, compared with 9.63% discount as of September 30, 2005.

One of the primary objectives of the Fund is to maintain its high level of income. On December 15, 2005 the Board of Directors declared a dividend payment of $0.2875 per share payable January 25, 2006 to shareholders of record on December 23, 2005. The dividend was unchanged from the prior quarter. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 6.44% Dividend Yield as of the share price on January 12, 2006 of $17.87 per share.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the average of 11 other closed-end bond funds with which we have historically compared the
Fund:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
        IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   QUARTER TO   1 YEAR TO    2 YEARS TO    5 YEARS TO   10 YEARS TO
                                                                    12/31/05     12/31/05     12/31/05      12/31/05      12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)                                                    -0.52%        0.82%        3.81%         6.08%         5.77%
Average of 11 Other
  Closed - End Bond Funds(2)                                          0.65%        2.11%        4.19%         6.74%         6.39%
Lehman Investment Grade
  Credit Index(3)                                                     0.49%        1.96%        3.58%         7.12%         6.46%
Salomon Bros. Bond Index(4)                                           0.93%        5.79%        7.24%         9.26%         7.51%


(1) - This is historical information and should not be construed as indicative of any likely future performance
(2) - Source: Lipper Inc.
(3) - Comprised of US, investment grade corporate bonds
(4) - Comprised of long-term AAA and AA corporate bonds

The Fund's performance for the historical periods was impacted by the 4.5% dilution of Net Asset Value resulting from the rights offering during the December 2003 quarter. The returns for the quarter ended December 31, 2005 were negative, driven primarily by volatility in the automotive, paper, telecom and media sectors. The performance was also adversely impacted by shareholder friendly actions announced by managements of certain portfolio companies. Event risk has been a growing concern in the market throughout 2005 and remains a concern going into 2006. We continue to add diversity to the portfolio to reduce the impact from name specific event risk. Corporate spreads have widened from their historically tight levels while spreads in specific industries such as automotive, paper, media, and telecom have been more volatile than the broader market. Our strategy to incrementally reduce the duration of the portfolio, toward its lower targeted level, contributed towards lessening the impact on the Fund's Net Asset Value from higher interest rates. The Fund's duration is 6.44 years as of December 31, 2005 compared to 7.42 years at September 30, 2005, and we are continuing to prudently reduce the duration of the Fund while balancing the income objectives of the Fund. The board decided to change the benchmark of the Fund from the Salomon Brothers AAA and AA Corporate Bond Index to the Lehman Brothers Investment Grade Credit Index. This change was instituted because the universe of corporate bonds in which the Fund can invest, is better represented by the Lehman Brothers Investment Grade Credit Index. We will be showing the performance against both indices for the next 12 months.

   The upward bias of interest rates continued in the December quarter. The Federal Reserve Board raised the Fed Funds rate twice again this quarter, ending the year at 4.25%, continuing its measured pace of rate increases. The Fed stated in its last December 13th statement that "some further measured policy firming is likely to be needed." The increase in Fed Funds rate resulted in only a very modest 0.07% increase in the ten-year treasury yield to 4.39%. This was unlike the second quarter when the ten-year treasury sold off sharply from 3.91% on June 30, 2005 to 4.32% on September 30, 2005. The ten-year treasury ended the year well above the cyclical low yield of 3.11% on June 13, 2003 and ranged between 4.33% and 4.66%, during the quarter, as uncertain and often contradictory economic data caused frequent shifts in investor sentiment. The relatively longer duration of the Fund had a negative impact on the Net Asset Value of the Fund, but to a lesser degree when compared with the second fiscal quarter, given the significant flattening of the yield curve. The Fund had an expense ratio of 0.92% (annualized) of net assets for the nine months ended December 31, 2005, an improvement from 0.96% (annualized) for six months ended September 30, 2005. The improvement in the expense ratio was driven by the reduction in the management fee.

   Oil prices remained high during the quarter, ending the year at $61.04 per barrel. The quarter-end price was down from the record high of $69.81 reached on August 30, 2005, but well above the quarter's low point of $56.14 per barrel reached on November 18, 2005. Demand for oil continues to remain strong resulting in the steady increase in price over the last twelve months from the lows of $40 per barrel in December 2004. Employment growth in the US continued in the quarter and for the last twelve months approximately 2.6 million new jobs were added. The unemployment rate at year end was 4.9% down from 5.1% as of September 2005. As was the case in the September quarter, most of the job growth continued to be concentrated in the service area with only modest growth in manufacturing jobs. The US economy is now primarily a service economy representing 83% of non-farm employment; therefore the disproportionate growth in service jobs is not unexpected.

   From a historical perspective, the Fed Funds Rate of 4.25% remains accommodative as the real Fed Funds Rate, as measured by the Fed Funds Rate minus year-over-year change in consumer prices, remains low and growth, as measured by GDP, remains high. Specifically, 4.25% Fed Funds minus 3.5% year-over-year change in CPI yields a 1.25% real rate. If the historical average of this real rate, since the beginning of the Greenspan era in 1987, can be considered neutral, then the real rate is still 0.50% below neutral. Given continued accommodative rates, we expect further rate increases in 2006. Fiscal policy will also continue to exert upward pressure on interest rates as the Federal budget appears to be in a deficit position for the foreseeable future despite a lower deficit in fiscal 2005 compared to 2004 given the funding requirements for rebuilding the Gulf Coast, the new Medicare drug benefit program and the continuing war in Iraq.

   The Fund's performance will continue to be subject to the impact of trends in longer term interest rates as was the case in the September quarter and to a lesser degree in the December quarter. The Fund's performance also remains sensitive to trends in relative yield spreads on corporate bonds due to the concentration in corporate bonds. The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of December 31, 2005:

         PERCENT OF TOTAL INVESTMENT (LOWER OF S&P AND MOODY'S RATINGS)

                           AAA                17.3%
                           AA                  4.0%
                           A                  28.9%
                           BBB                32.0%
                           BB                 12.4%
                           B & Lower           5.3%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of Net Asset Value or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact PFPC Inc., the Fund's Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund's investment adviser, MBIA Capital Management Corp., may be reached at 914-765-3272.

                                     Sincerely,

                                     /s/ Clifford D. Corso
                                     ---------------------
                                     Clifford D. Corso
                                     President

SCHEDULE OF INVESTMENTS (UNAUDITED)                           DECEMBER 31, 2005


                                                                        MOODY'S/
                                                                       STANDARD &
                                                                         POOR'S         PRINCIPAL      AMORTIZED COST      VALUE
                                                                         RATING*     AMOUNT (000'S)       (NOTE 1)        (NOTE 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (98.38%)
AUTOMOBILES & RELATED (7.67%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB           1,000         $ 1,000,000     $ 1,486,932
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................     Ba1/BB+          1,000           1,107,871         745,000
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................     Ba1/BB+          1,560           1,544,591       1,142,700
Ford Motor Credit Co., 7.00%, 10/01/13 .............................    Baa3/BB+          2,000           2,052,579       1,708,914
General Motors Acceptance Corp., Notes, 6.125%, 09/15/06 ...........     Ba1/BB           1,000             997,722         971,355
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     Ba1/BB           1,000           1,006,525         919,138
Meritor Automotive, Notes, 6.80%, 02/15/09 .........................     Ba2/BB             500             510,231         466,250
                                                                                                        -----------     -----------
                                                                                                          8,219,519       7,440,289
                                                                                                        -----------     -----------
ELECTRIC UTILITIES (5.50%)
Dominion Resources, Inc., Sr. Notes, 6.75%, 12/15/32 ...............    Baa1/BBB          1,000             997,729       1,076,222
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,486,150       2,138,876
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         559,455
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             499,030         553,966
Old Dominion Electric Corp., 6.25%, 06/01/11 .......................     Aaa/AAA            500             500,405         530,330
PSEG Power, Notes, 5.00%, 04/01/14 .................................    Baa1/BBB            500             499,469         482,417
                                                                                                        -----------     -----------
                                                                                                          4,482,783       5,341,266
                                                                                                        -----------     -----------
FINANCIAL (22.49%)
AIG Sunamer Global Finance VI, 6.30%, 05/10/11, 144A ...............     Aa2/AA+          1,000           1,085,902       1,062,357
Bank of America, Sub. Notes, 7.40%, 01/15/11 .......................     Aa3/A+           1,000           1,043,224       1,101,524
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................      A1/A-             500             498,369         536,177
Berkshire Hathaway Finance, 5.10%, 07/15/14 ........................     Aaa/AAA          1,000           1,001,767       1,001,669
CIT Group, Inc., Sr. Notes, 7.375%, 04/02/07 .......................      A2/A            1,800           1,854,115       1,852,425
Citicorp Capital II, Gtd., 8.015%, 02/15/27 ........................      Aa2/A           2,000           2,010,921       2,136,316
Credit Suisse FB USA, Inc., Notes, 4.875%, 08/15/10 ................     Aa3/A+             500             499,964         496,165
General Electric Capital Corp., Notes, 6.125%, 02/22/11 ............     Aaa/AAA          1,000           1,064,513       1,052,051
General Electric Capital Corp., Notes, 6.75%, 03/15/32 .............     Aaa/AAA          1,500           1,547,492       1,760,777
Household Finance Corp., Notes, 6.75%, 05/15/11 ....................      A1/A            1,500           1,500,045       1,609,756
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      NR/A-           2,500           2,564,458       2,692,102
i Star Financial, 6.00%, 12/15/10 ..................................    Baa3/BBB-         1,000           1,018,402       1,015,432
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .............     Aaa/AA+            500             499,099         545,512
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11** ................      WR/NR           1,500           1,562,300       1,728,750
Residential Capital Corp., 6.375% 06/30/10, 144A ...................    Baa3/BBB-         1,000             997,338       1,016,115
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................      A2/A-             500             489,436         552,120
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,007,770       1,143,908
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 .......................      A3/A-             500             498,213         528,209
                                                                                                        -----------     -----------
                                                                                                         20,743,328      21,831,365
                                                                                                        -----------     -----------
INDUSTRIAL, MATERIALS & MISC. (24.72%)
Abitibi-Consolidated, Inc., Debs., 8.85%, 08/01/30 .................      B1/B+           1,500           1,500,004       1,282,500
Bristol-Myer Squibb, 5.75%, 10/01/11 ...............................      A1/A+           1,000           1,032,372       1,032,779
Caesars Entertainment, Sr. Notes, 7.50%, 09/01/09 ..................    Baa3/BBB-         1,000           1,063,240       1,064,982
CarrAmerica Realty Corp., 5.50%, 12/15/10 ..........................    Baa2/BBB            500             499,764         499,239
Case New Holland, Inc., Sr. Notes, 6.00%, 06/01/09, 144A ...........     Ba3/BB-            500             498,015         485,000
Cendant Corp., Sr. Notes, 7.375%, 01/15/13 .........................    Baa1/BBB+           500             557,168         558,612
Centex Corp., Notes, 5.45%, 08/15/12 ...............................    Baa2/BBB          1,000             995,070         982,955
Darden Restaurants, Inc., Debs., 7.125%, 02/01/16 ..................    Baa1/BBB+           500             443,617         560,111
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa2/BBB          1,000             993,992       1,115,995
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22 ................      WR/A-           2,000           2,131,739       2,645,116
Host Marriott LP, Sr. Notes, 7.00%, 08/15/12 .......................     Ba2/BB-            500             524,898         512,500
IMC Global, Debs., 6.375%, 07/15/07 ................................      B1/B+             500             515,079         507,500
Kraft Foods, Inc., 4.125%, 11/12/09 ................................     A3/BBB+            575             555,696         556,403
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,366       1,128,741
MGM Mirage, Co. Gty, 6.00%, 10/01/09 ...............................     Ba2/BB           1,000             993,561         993,750
Mohegan Tribal Gaming Authority, Sr. Notes, 6.375%, 07/15/09 .......     Ba3/B+             500             513,568         503,125
Monsanto Co. (Pharmacia Corp), 6.50%, 12/01/18 .....................     Aaa/AAA            500             578,272         562,031
Nationwide Health Properties, Notes, 6.00%, 05/20/15 ...............    Baa3/BBB-           500             499,500         492,793
Newell Rubbermaid, Inc., 6.00%, 03/15/07 ...........................    Baa2/BBB+           750             757,860         760,058
Quebecor World, Inc.,Gtd., 6.125%, 11/15/13 ........................     Ba2/BB           1,500           1,509,800       1,338,337
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba1/BB+          1,000             947,348       1,026,250
Smurfit Capital Funding, Debs., 7.50%, 11/20/25 ....................      B1/B+           2,000           1,992,283       1,760,000
Starwood Hotels & Resorts, Gtd., 7.875%, 05/01/12 ..................     Ba1/BB+          1,000             996,666       1,102,500


                                                                        MOODY'S/
                                                                       STANDARD &
                                                                         POOR'S         PRINCIPAL      AMORTIZED COST      VALUE
                                                                         RATING*     AMOUNT (000'S)       (NOTE 1)        (NOTE 1)
                                                                       ----------    --------------    --------------   -----------
INDUSTRIAL, MATERIALS & MISC. -- CONTINUED
Tyco International Group SA, Co. Gty, 6.75%, 02/15/11 ..............    Baa3/BBB+           750         $   784,852     $   788,542
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa3/BBB          1,500           1,494,203       1,731,666
                                                                                                        -----------     -----------
                                                                                                         23,377,933      23,991,485
                                                                                                        -----------     -----------
OIL & GAS (7.25%)
Apache Corp., Notes, 7.70%, 03/15/26 ...............................      A3/A-             500             522,559         636,670
ChevronTexaco, Debs., 7.50%, 03/01/43 ..............................     Aa3/AA           2,000           1,979,009       2,307,208
Transocean, Inc., Notes, 7.50%, 04/15/31 ...........................     Baa1/A-            500             497,902         629,978
Western Atlas, Inc., Debs., 8.55%, 06/15/24 ........................      A2/A-           2,539           2,636,426       3,465,621
                                                                                                        -----------     -----------
                                                                                                          5,635,896       7,039,477
                                                                                                        -----------     -----------
TELECOMMUNICATIONS & MULTIMEDIA (19.97%)
Clear Channel Communication, Co. Gty, 8.00%, 11/01/08 ..............    Baa3/BBB-         1,000           1,061,182       1,063,150
Comcast Corp., Gtd., 7.05%, 03/15/33 ...............................    Baa2/BBB+         2,000           2,190,702       2,159,170
CSC Holdings, Sr. Notes, 7.25%, 07/15/08 ...........................      B2/B+             500             525,221         498,750
Deutsche Telekom International, Gtd., 8.75%, 06/15/30 ..............      A3/A-           2,000           2,507,251       2,543,738
Dex Media West LLC, Sr. Notes, 8.50%, 08/15/10 .....................      B1/B              500             535,450         523,750
Echostar DBS Corp., Sr. Notes, 5.75%, 10/01/08 .....................     Ba3/BB-            500             497,530         490,000
GTE Corp., Debs., 6.94%, 04/15/28 ..................................     Baa1/A+          2,000           2,107,476       2,140,392
News America Holdings, Inc., Gtd., 7.90%, 12/01/95 .................    Baa2/BBB          1,400           1,298,983       1,590,812
SBC Communications, Inc., Notes, 5.875%, 08/15/12 ..................      A2/A              500             494,492         515,096
Sprint Capital Corp., Co. Gty, 6.90%, 05/01/19 .....................     Baa2/A-          1,750           1,760,559       1,927,431
Time Warner, Inc., Debs., 9.15%, 02/01/23 ..........................    Baa1/BBB+         3,000           3,136,832       3,689,412
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30 ...............      A3/A            1,646           1,674,920       1,956,529
Viacom, Inc., Sr. Debs., 7.875%, 07/30/30 ..........................    Baa3/BBB+           250             246,419         285,472
                                                                                                        -----------     -----------
                                                                                                         18,037,017      19,383,702
                                                                                                        -----------     -----------
MORTGAGE BACKED SECURITIES (8.56%)
FHLMC Pool # B11892, 4.50%, 01/01/19 ...............................     Aaa/AAA          1,893           1,909,785       1,846,600
FHLMC Pool # A15675, 6.00%, 11/01/33 ...............................     Aaa/AAA          1,362           1,404,222       1,377,183
FNMA Pool # 763852, 5.50%, 02/01/34 ................................     Aaa/AAA          2,985           3,047,514       2,958,283
FNMA Pool # 754791, 6.50%, 12/01/33 ................................     Aaa/AAA          1,949           2,031,162       2,000,165
GNSF Pool # 417239, 7.00%, 02/15/26 ................................     Aaa/AAA             82              83,338          86,804
GNSF Pool # 780374, 7.50%, 12/15/23 ................................     Aaa/AAA             38              38,216          40,711
                                                                                                        -----------     -----------
                                                                                                          8,514,237       8,309,746
                                                                                                        -----------     -----------
U.S. GOVERNMENT AGENCY (2.22%)
FNMA, Notes, 7.125%, 03/15/07 ......................................     Aaa/AAA          2,100           2,160,400       2,156,765
                                                                                                        -----------     -----------
TOTAL LONG TERM DEBT SECURITIES ....................................                                     91,171,113      95,494,095
                                                                                                        -----------     -----------
                                                                                         SHARES
INVESTMENT COMPANIES (1.73%)                                                             ------
High Yield Plus Fund ...............................................                         33             223,875         109,332
PNC Bank Money Market Fund .........................................                      1,567           1,567,463       1,567,463
                                                                                                        -----------     -----------
                                                                                                          1,791,338       1,676,795
                                                                                                        -----------     -----------
TOTAL INVESTMENTS (100.11%) ........................................                                    $92,962,451      97,170,890
                                                                                                        ===========
OTHER ASSETS AND LIABILITIES (-0.11%) ..............................                                                       (102,113)
                                                                                                                        -----------
NET ASSETS (100.00%) ...............................................                                                    $97,068,777
                                                                                                                        ===========

* Ratings for debt securities are unaudited. All ratings are as of December 31, 2005 and may have changed subsequently.
** Security was valued using fair value procedures as of December 31, 2005
   (See Note 1).
144A--Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 5.41% of net assets.
Legend
------
Co. Gty - Company Guaranty
Ctfs. - Certificates
Debs. - Debentures
GNSF - Government National Mortgage Association
Gtd. - Guaranteed
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association (Single Family)
NR - Not Rated
Sr. - Senior
Sub. - Subordinated
WR - Withdrawn Rating

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2005

Assets:
   Investment in securities, at value (amortized cost
      $92,962,451) (Note 1).......................................   $97,170,890
   Receivable for principal paydowns .............................        45,507
   Interest receivable ...........................................     1,573,708
   Dividends receivable ..........................................         5,363
                                                                     -----------
     TOTAL ASSETS ................................................    98,795,468
                                                                     -----------
Liabilities:
   Distributions payable .........................................     1,410,957
   Payable to investment adviser .................................       273,471
   Accrued expenses payable ......................................        42,263
                                                                     -----------
     TOTAL LIABILITIES ...........................................     1,726,691
                                                                     -----------
Net assets: (equivalent to $19.78 per share based on 4,907,678
   shares of capital stock outstanding) ..........................   $97,068,777
                                                                     ===========
NET ASSETS consisted of:
   Par value .....................................................   $ 4,907,678
   Capital paid-in ...............................................    91,982,851
   Accumulated net investment loss ...............................    (2,232,745)
   Accumulated net realized loss on investments ..................    (1,797,446)
   Net unrealized appreciation on investments ....................     4,208,439
                                                                     -----------
                                                                     $97,068,777
                                                                     ===========

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE NINE MONTHS ENDED DECEMBER 31, 2005

Investment Income:
   Interest.........................................                 $ 4,763,494
   Dividends........................................                       9,250
                                                                     -----------
     Total Investment Income .......................                   4,772,744
                                                                     -----------
Expenses:
   Investment advisory fees (Note 4)................    $  385,266
   Transfer agent fees..............................        44,482
   Directors' fees..................................        74,688
   NYSE fee.........................................        18,750
   Audit fees.......................................        13,836
   Legal fees and expenses..........................        67,070
   Reports to shareholders..........................        21,531
   Custodian fees...................................         4,750
   Insurance........................................        25,931
   Miscellaneous....................................        40,458
                                                        ----------
    Total Expenses .................................                     696,762
                                                                     -----------
     Net Investment Income .........................                   4,075,982
                                                                     -----------
Realized and unrealized gain (loss) on investments
   (Note 1):
   Net realized gain from security transactions.....                   1,829,337
                                                                     -----------
   Unrealized appreciation of investments:
    Beginning of the period ........................     8,582,251
    End of the period ..............................     4,208,439
                                                        ----------
     Change in unrealized appreciation of
        investments.................................                  (4,373,812)
                                                                     -----------
       Net realized and unrealized loss on
          investments...............................                  (2,544,475)
                                                                     -----------
Net increase in net assets resulting from
  operations........................................                 $ 1,531,507
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                 NINE MONTHS
                                                    ENDED
                                              DECEMBER 31, 2005      YEAR ENDED
                                                 (UNAUDITED)      MARCH 31, 2005
                                              -----------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ...................    $  4,075,982       $  5,486,432
   Net realized gain from security
     transactions (Note 2) .................       1,829,337             22,587
   Change in unrealized appreciation of
     investments ...........................      (4,373,812)        (2,818,639)
                                                ------------       ------------
     Net increase in net assets resulting
        from operations ....................       1,531,507          2,690,380
                                                ------------       ------------
Distributions:
   Dividends to shareholders from net
      investment income ....................      (5,643,830)        (5,588,396)
   Distributions to shareholders from tax
      return of capital ....................              --           (546,202)
                                                ------------       ------------
     Total distributions to shareholders          (5,643,830)        (6,134,598)
                                                ------------       ------------
Capital Share Transactions:
   Dealer manager fee charged to paid-in
      capital in excess of par .............              --             (2,248)
                                                ------------       ------------
     Net proceeds from common share
        offering ...........................              --             (2,248)
                                                ------------       ------------
   Increase (decrease) in net assets .......      (4,112,323)        (3,446,466)
Net Assets:
   Beginning of period .....................     101,181,100        104,627,566
                                                ------------       ------------
   End of period ...........................    $ 97,068,777       $101,181,100
                                                ============       ============



   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS


   The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                              NINE MONTHS
                                                                 ENDED                          YEAR ENDED MARCH 31,
                                                           DECEMBER 31, 2005    ---------------------------------------------------
                                                              (UNAUDITED)         2005       2004        2003      2002       2001
                                                           -----------------    --------   --------    -------    -------   -------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ...................        $ 20.62         $  21.32   $  21.50    $ 20.13    $ 20.95   $ 20.39
                                                                -------         --------   --------    -------    -------   -------
 Net investment income(1) ..............................           0.54             1.14       1.29       1.31       1.24      1.45
 Net realized and unrealized gain (loss) on
   investments(1).......................................          (0.52)           (0.59)      0.83       1.45      (0.62)     0.56
                                                                -------         --------   --------    -------    -------   -------
Total from investment operations .......................           0.02             0.55       2.12       2.76       0.62      2.01
                                                                -------         --------   --------    -------    -------   -------
Capital share transaction:
 Dilution of the net asset value from rights
   offering (Note 6)....................................             --               --      (0.97)        --         --        --
                                                                -------         --------   --------    -------    -------   -------
Less distributions:
 Dividends from net investment income ..................          (0.86)           (1.14)     (1.27)     (1.34)     (1.43)    (1.45)
 Distributions from tax return of capital ..............             --            (0.11)     (0.06)     (0.05)     (0.01)       --
                                                                -------         --------   --------    -------    -------   -------
Total distributions ....................................          (0.86)           (1.25)     (1.33)     (1.39)     (1.44)    (1.45)
                                                                -------         --------   --------    -------    -------   -------
Net asset value, end of period .........................        $ 19.78         $  20.62   $  21.32    $ 21.50    $ 20.13   $ 20.95
                                                                =======         ========   ========    =======    =======   =======
Per share market price, end of period ..................        $ 17.31         $  18.26   $  19.51    $ 20.65    $ 19.34   $ 19.27
                                                                =======         ========   ========    =======    =======   =======
TOTAL INVESTMENT RETURN(2)
 Based on market value .................................          0.95%            0.22%      1.13%     14.55%      7.96%    23.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ...................        $97,069         $101,181   $104,628    $78,973    $73,955   $76,970
Ratio of expenses to average net assets ................          0.92%*           0.89%      0.86%      0.91%      0.86%     0.91%
Ratio of net investment income to average net
  assets(1).............................................          5.40%*           5.43%      5.57%      6.39%      6.73%     7.20%
Portfolio turnover rate ................................         22.53%            6.78%     11.99%     12.27%     10.87%    12.39%
Number of shares outstanding at the end of the period
  (in 000's)............................................          4,908            4,908      4,908      3,673      3,673     3,673

---------------
*    Annualized

(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(2) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES -- The 1838 Bond-Debenture Trading Fund (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At December 31, 2005, Penn Central Corp. was valued using fair value procedures.

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES -- Distributions of net investment income will be made quarterly. Distributions of net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distribution during the fiscal years ended March 31, 2005 and 2004 were characterized as follows for tax purposes:

                          ORDINARY INCOME    RETURN OF CAPITAL    CAPITAL GAIN   TOTAL DISTRIBUTION
                          ---------------    -----------------    ------------   ------------------
         FY 2005             $5,588,396           $546,202          $    --          $6,134,598
         FY 2004             $4,981,455           $298,918          $    --          $5,280,373


     At March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                            ACCUMULATED      CAPITAL LOSS    *POST-OCTOBER   NET UNREALIZED
               TOTAL      ORDINARY INCOME    CARRYFORWARD        LOSS         APPRECIATION
             ----------   ---------------    ------------    -------------   --------------
             $4,290,571         $--           $(3,545,589)     $(81,194)       $7,917,354
             ==========         ===           ===========      ========        ==========

---------------
* Temporary differences include book amortization and deferral of post-October losses which will be recognized for the tax year ending March 31, 2006.

     As of March 31, 2005, the capital loss carryovers available to offset possible future capital gains were as follows:

                      AMOUNT                        EXPIRATION DATE
                    ----------                      ---------------
                    $1,177,798                         3/31/2009
                        974,56                         3/31/2010
                     1,393,195                         3/31/2011


     At December 31, 2005, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

                 AGGREGATE      NET UNREALIZED    GROSS UNREALIZED   GROSS UNREALIZED
                 TAX COST        APPRECIATION       APPRECIATION       DEPRECIATION
                -----------     --------------    ----------------   ----------------
                $92,962,451       $4,208,439         $6,642,350        ($2,433,911)


F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 -- PORTFOLIO TRANSACTIONS -- The following is a summary of the security transactions, other than short-term investments, for the nine-month period ended December 31, 2005:
                                       COST OF      PROCEEDS FROM SALES
                                      PURCHASES        OR MATURITIES
                                     -----------    -------------------
     U.S. Government Securities      $        --        $ 7,358,549
     Other Investment Securities      22,141,354         14,657,801

NOTE 3 -- CAPITAL STOCK -- At December 31, 2005, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

NOTE 4 -- INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS -- MBIA Capital Management Corp. ("MBIA-CMC") currently serves as investment adviser to the Fund. During the period June 2, 2005 to October 31, 2005, MBIA-CMC provided advisory services under an interim investment advisory agreement (the "Interim Agreement"). The shareholders of the Fund approved a new investment advisory agreement between the Fund and MBIA-CMC at the annual meeting of shareholders held on October 31, 2005 (the "New Agreement"). Under both the Interim Agreement and New Agreement, MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

MBIA Municipal Investors Services Corporation provided accounting services to the Fund and were compensated for these services by the Adviser. Effective August 17, 2005, PFPC Inc., a member of PNC Financial Services Group, provides accounting and administrative services to the Fund and is compensated for these services by the Adviser.

Certain officers of the Fund are also directors, officers and/or employees of the Adviser. None of the Fund's officers receive compensation from the Fund.

NOTE 5 -- DIVIDEND AND DISTRIBUTION REINVESTMENT -- In accordance with the terms of the Automatic Dividend Reinvestment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the nine-month period ended December 31, 2005, the Fund issued no shares under this Plan.

NOTE 6 -- RIGHTS OFFERING -- On December 3, 2003 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/managers fees of $868,877 and offering costs of approximately $417,993 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,883,193. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

SHAREHOLDER INFORMATION (UNAUDITED)


HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at http://www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

DIVIDEND REINVESTMENT PLAN


1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic reinvestment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. PFPC Inc., acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the `'Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site-www.MBIA.com.

                         MBIA CAPITAL MANAGEMENT CORP.

NOTICE

The Fund's Audit Committee adopted an audit committee charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund's proxy statement filed with the U.S. Securities and Exchange Commission in May, 2004, which is available on the SEC website: www.sec.gov. A copy of the Fund's audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at 800-232-1838.

================================================================================

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                    Contact Your Transfer Agent, PFPC Inc.,
       P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

================================================================================

              D  I  R  E  C  T  O  R  S
    --------------------------------------------
                  W. THACHER BROWN
                 JOHN GILRAY CHRISTY
                  MORRIS LLOYD, JR.
                  J. LAWRENCE SHANE




               O  F  F  I  C  E  R  S
    --------------------------------------------
                  CLIFFORD D. CORSO
                      President
                   MARC D. MORRIS
                      Treasurer
                  LEONARD CHUBINSKY
                      Secretary
                    RICHARD WALZ
              Chief Compliance Officer




I  N  V  E  S  T  M  E  N  T    A  D  V  I  S  E  R
    --------------------------------------------
           MBIA CAPITAL MANAGEMENT CORP.
                   113 KING STREET
                  ARMONK, NY 10504                                                                   1838

                                                                                         BOND--DEBENTURE TRADING FUND
                                                                                 --------------------------------------------
                                                                                                113 KING STREET
             C  U  S  T  O  D  I  A  N                                                          ARMONK, NY 10504
    --------------------------------------------
                 PFPC TRUST COMPANY
               8800 TINICUM BOULEVARD                                                          [GRAPHIC OMITTED]
               PHILADELPHIA, PA 19153

                                                                                               QUARTERLY REPORT

                                                                                               DECEMBER 31, 2005
      T  R  A  N  S  F  E  R    A  G  E  N  T
    --------------------------------------------
                      PFPC INC.
                   P.O. BOX 43027
              PROVIDENCE, RI 02940-3027
                   1-800-331-1710




                 C  O  U  N  S  E  L
    --------------------------------------------
                 PEPPER HAMILTON LLP
                3000 TWO LOGAN SQUARE
              EIGHTEENTH & ARCH STREETS
               PHILADELPHIA, PA 19103




               A  U  D  I  T  O  R  S
    --------------------------------------------
                TAIT, WELLER & BAKER
                 1818 MARKET STREET
                     SUITE 2400
               PHILADELPHIA, PA 19103